                                                                      EXHIBIT 32

                         MARISA CHRISTINA, INCORPORATED

                           SECTION 906 CERTIFICATION

The following statement is provided by the undersigned to accompany the foregoing Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law:

            Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Marisa Christina, Incorporated.

/s/ Michael H. Lerner                     /s/ S. E. Melvin Hecht
--------------------------------          -------------------------------------
Michael H. Lerner                         S. E. Melvin Hecht
Chairman, Chief Executive Officer         Vice Chairman, Chief Financial Officer
   and President                              and Treasurer
Marisa Christina, Incorporated            Marisa Christina, Incorporated

August 11, 2005